THIS INSTRUMENT PREPARED BY:	AFTER RECORDING RETURN TO:
Summit Community Bank 224 South Main Street Harrisonburg, VA 22801	Summit Community Bank 310 North Main Street Suite 730 Moorefield, WV 26836-0000

(Space Above This Line For Recording Data)

COMMERCIAL REAL ESTATE DEED OF TRUST

This COMMERCIAL REAL ESTATE DEED OF TRUST ("Security Instrument") is made on October 11, 2019 by the grantor(s) SMITH-CAROLINA CORPORATION, a North Carolina Corporation, whose address is PO BOX 300, MIDLAND, Virginia 22728 ("Grantor"). The trustee is Dennis L. Snyder or Garth Kunkle, whose address is 224 South Main Street, Harrisonburg, VA 22801 ("Trustee"). The beneficiary is Summit Community Bank whose address is 310 North Main Street, Moorefield, West Virginia 26836 ("Lender"), which is organized and existing under the laws of the United States of America. Grantor owes Lender the principal sum of Two Million Two Hundred Twenty-eight Thousand and 00/100 Dollars (U.S. $2,228,000.00), which is evidenced by the promissory note dated October 11, 2019. Grantor in consideration of this loan and any future loans extended by Lender up to a maximum principal amount of Two Million Two Hundred Twenty-eight Thousand and 00/100 Dollars (U.S. $2,228,000.00) ("Maximum Principal Indebtedness"), and for other valuable consideration, the receipt of which is acknowledged, irrevocably grants, conveys and assigns to Trustee, in trust, with power of sale, the following described property located in the County of Rockingham, State of North Carolina:

Address: 45 +/- acres and industrial warehouse improvements located at the Intersection of Carrot Road and Freeway Drive, Reidsville, North Carolina 27320
Legal Description: See attached Exhibit A for further description

Together with all easements, appurtenances abutting streets and alleys, improvements, buildings, fixtures, tenements, hereditaments, equipment, rents, income, profits and royalties, personal goods of whatever description and all other rights and privileges including all minerals, oil, gas, water (whether groundwater, subterranean or otherwise), water rights (whether riparian, appropriate or otherwise, and whether or not appurtenant to the above-described real property), wells, well permits, ditches, ditch rights, reservoirs, reservoir rights, reservoir sites, storage rights, dams and water stock that may now, or at any time in the future, be located on and/or used in connection with the above-described real property, payment awards, amounts received from eminent domain, amounts received from any and all insurance payments, and timber which may now or later be located, situated, or affixed on and used in connection therewith (hereinafter called the "Property").

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, prior deeds of trust, prior deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Indebtedness and Security

CSi

Instrument, whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Security Instrument by reference thereto, with the same force and effect as if fully set forth herein.

INDEBTEDNESS. This Security Instrument secures the principal amount shown above as may be evidenced by a promissory note or notes of even, prior or subsequent date hereto, including future advances and every other indebtedness of any and every kind now or hereafter owing from SMITH-CAROLINA CORPORATION and SMITH-MIDLAND CORPORATION to Summit Community Bank, howsoever created or arising, whether primary, secondary or contingent, together with any interest or charges provided in or arising out of such indebtedness, as well as the agreements and covenants of this Security Instrument and all Related Documents (hereinafter all referred to as the "Indebtedness"). This Security Instrument is given wholly or partly to secure future obligations that may be secured hereunder. That Promissory Note dated October 11, 2019 made by Smith-Carolina Corporation and Smith-Midland Corporation in the amount of $2,228,000.00

FUTURE ADVANCES. The period in which future advances may be incurred shall not exceed more than 30 years beyond the date of this Security Instrument.

WARRANTIES. Grantor, for itself, its heirs, personal representatives, successors, and assigns, represents, warrants, covenants and agrees with Lender, its successors and assigns, as follows:

Performance of Obligations. Grantor promises to perform all terms, conditions, and covenants of this Security Instrument and Related Documents in accordance with the terms contained therein.

Defense and Title to Property. At the time of execution and delivery of this instrument, Grantor is lawfully seised of the estate hereby conveyed and has the exclusive right to mortgage, grant, convey and assign the Property. Grantor covenants that the Property is unencumbered and free of all liens, except for encumbrances of record acceptable to Lender. Further, Grantor covenants that Grantor will warrant and defend generally the title to the Property against any and all claims and demands whatsoever, subject to the easements, restrictions, or other encumbrances of record acceptable to Lender, as may be listed in the schedule of exceptions to coverage in any abstract of title or title insurance policy insuring Lender's interest in the Property.

Condition of Property. Grantor promises at all times to preserve and to maintain the Property and every part thereof in good repair, working order, and condition and will from time to time, make all needful and proper repairs so that the value of the Property shall not in any way be impaired.

Removal of any Part of the Property. Grantor promises not to remove any part of the Property from its present location, except for replacement, maintenance and relocation in the ordinary course of business.

Alterations to the Property. Grantor promises to abstain from the commission of any waste on or in connection with the Property. Further, Grantor shall make no material alterations, additions or improvements of any type whatsoever to the Property, regardless of whether such alterations, additions or improvements would increase the value of the Property, nor permit anyone to do so except for tenant improvements and completion of items pursuant to approved plans and specifications, without Lender's prior written consent, which consent may be withheld by Lender in its sole discretion. Grantor will comply with all laws and regulations of all public authorities having jurisdiction over the Property including, without limitation, those relating to the use, occupancy and maintenance thereof and shall upon request promptly submit to Lender evidence of such compliance.

Due on Sale - Lender's Consent. Grantor shall not sell, further encumber or otherwise dispose of, except as herein provided, any or all of its interest in any part of or all of the Property without first obtaining the written consent of Lender. If any encumbrance, lien, transfer or sale or agreement for these is created, Lender may declare immediately due and payable, the entire balance of the Indebtedness.

Insurance. Grantor promises to keep the Property insured against such risks and in such form as may within the sole discretion of Lender be acceptable, causing Lender to be named as loss payee or if requested by Lender, as mortgagee. The insurance company shall be chosen by Grantor subject to Lender's approval, which shall not be unreasonably withheld. All insurance policies must provide that Lender will get a minimum of 10 days notice prior to cancellation. At Lender's discretion, Grantor may be required to produce

receipts of paid premiums and renewal policies. If Grantor fails to obtain the required coverage, Lender may do so at Grantor's expense. Grantor hereby directs each and every insurer of the Property to make payment of loss to Lender with the proceeds to be applied, only at Lender's option, to the repair and replacement of the damage or loss or to be applied to the Indebtedness with the surplus, if any, to be paid by Lender to Grantor.

Payment of Taxes and Other Applicable Charges. Grantor promises to pay and to discharge liens, encumbrances, taxes, assessments, lease payments and any other charges relating to the Property when levied or assessed against Grantor or the Property.

Environmental Laws and Hazardous or Toxic Materials. Grantor and every tenant have been, are presently and shall continue to be in strict compliance with any applicable local, state and federal environmental laws and regulations. Further, neither Grantor nor any tenant shall manufacture, store, handle, discharge or dispose of hazardous or toxic materials as may be defined by any state or federal law on the Property, except to the extent the existence of such materials has been presently disclosed in writing to Lender. Grantor will immediately notify Lender in writing of any assertion or claim made by any party as to the possible violation of applicable state and federal environmental laws including the location of any hazardous or toxic materials on or about the Property. Grantor indemnifies and holds Lender harmless from, without limitation, any liability or expense of whatsoever nature incurred directly or indirectly out of or in connection with: (a) any environmental laws affecting all or any part of the Property or Grantor; (b) the past, present or future existence of any hazardous materials in, on, under, about, or emanating from or passing through the Property or any part thereof or any property adjacent thereto; (c) any past, present or future hazardous activity at or in connection with the Property or any part thereof; and (d) the noncompliance by Grantor or Grantor's failure to comply fully and timely with environmental laws.

Financial Information. Grantor agrees to supply Lender such financial and other information concerning its affairs and the status of any of its assets as Lender, from time to time, may reasonably request. Grantor further agrees to permit Lender to verify accounts as well as to inspect, copy and to examine the books, records and files of Grantor.

Lender's Right to Enter. Lender or Lender's agents shall have the right and access to inspect the Property at all reasonable times in order to attend to Lender's interests and ensure compliance with the terms of this Security Instrument. If the Property, or any part thereof, shall require inspection, repair or maintenance which Grantor has failed to provide, Lender, after reasonable notice, may enter upon the Property to effect such obligation; and the cost thereof shall be added to the Indebtedness and paid on Lender's demand by Grantor.

ASSIGNMENT OF LEASES AND RENTS. As additional security for the payment of the Indebtedness and the performance of the covenants contained herein, Grantor hereby assigns and transfers over to Lender any present or future leases, subleases, or licenses of the Property, including any guaranties, extensions, amendments, or renewals thereof, and all rents, income, royalties, and profits derived from the use of the Property or any portion of it, whether due or to become due (collectively the "Rents"). So long as Grantor is not in default, Grantor may receive, collect and enjoy all Rents accruing from the Property, but not more than one month in advance of the due date. Lender may also require Grantor, tenant and any other user of the Property to make payments of Rents directly to Lender. However, by receiving any such payments, Lender is not, and shall not be considered, an agent for any party or entity. Any amounts collected may, at Lender's sole discretion, be applied to protect Lender's interest in the Property, including but not limited to the payment of taxes and insurance premiums and to the Indebtedness. At Lender's sole discretion, all leases, subleases and licenses must first be approved by Lender.

CONDEMNATION. Grantor shall give Lender notice of any action taken or threatened to be taken by private or public entities to appropriate the Property or any part thereof, through condemnation, eminent domain or any other action. Further, Lender shall be permitted to participate or intervene in any of the above described proceedings in any manner it shall at its sole discretion determine. Lender is hereby given full power, right and authority to receive and receipt for any and all damages awarded as a result of the full or partial taking or appropriation and in its sole discretion, to apply said awards to the Indebtedness, whether or not then due or otherwise in accordance with applicable law. Unless Lender otherwise agrees in writing, any application of

proceeds to the Indebtedness shall not extend or postpone the due date of the payments due under the Indebtedness or change the amount of such payments.

GRANTOR'S ASSURANCES. At any time, upon a request of Lender, Grantor will execute and deliver to Lender, and if appropriate, cause to be recorded, such further mortgages, assignments, assignments of leases and rents, security agreements, pledges, financing statements, or such other document as Lender may require, in Lender's sole discretion, to effectuate, complete and to perfect as well as to continue to preserve the Indebtedness, or the lien or security interest created by this Security Instrument.

ATTORNEY-IN-FACT. Grantor appoints Lender as attorney-in-fact on behalf of Grantor. If Grantor fails to fulfill any of Grantor's obligations under this Security Instrument or any Related Documents, including those obligations mentioned in the preceding paragraph, Lender as attorney-in-fact may fulfill the obligations without notice to Grantor. This power of attorney shall not be affected by the disability of the Grantor.

EVENTS OF DEFAULT. The following events shall constitute default under this Security Instrument (each an "Event of Default"):

(a) Failure to make required payments when due under Indebtedness;
(b) Failure to perform or keep any of the covenants of this Security Instrument or a default under any of the Related Documents;
(c) The making of any oral or written statement or assertion to Lender that is false or misleading in any material respect by Grantor or any person obligated on the Indebtedness;
(d) The death, dissolution, insolvency, bankruptcy or receivership proceeding of Grantor or of any person or entity obligated on the Indebtedness;
(e) Any assignment by Grantor for the benefit of Grantor's creditors;
(f) A material adverse change occurs in the financial condition, ownership or management of Grantor or any person obligated on the Indebtedness; or
(g) Lender deems itself insecure for any reason whatsoever.

REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, Lender may, without demand or notice, pay any or all taxes, assessments, premiums, and liens required to be paid by Grantor, effect any insurance provided for herein, make such repairs, cause the abstracts of title or title insurance policy and tax histories of the Property to be certified to date, or procure new abstracts of title or title insurance and tax histories in case none were furnished to it, and procure title reports covering the Property, including surveys. The amounts paid for any such purposes will be added to the Indebtedness and will bear interest at the rate of interest otherwise accruing on the Indebtedness until paid. In the event of foreclosure, the abstracts of title or title insurance shall become the property of Lender. All abstracts of title, title insurance, tax histories, surveys, and other documents pertaining to the Indebtedness will remain in Lender's possession until the Indebtedness is paid in full.

IN THE EVENT OF THE SALE OF THIS PROPERTY UNDER THE PROCEDURE FOR FORECLOSURE OF A SECURITY INSTRUMENT BY ADVERTISEMENT, AS PROVIDED BY APPLICABLE LAW, OR IN THE EVENT LENDER EXERCISES ITS RIGHTS UNDER THE ASSIGNMENT OF LEASES AND RENTS, THE GRANTOR HEREBY WAIVES ANY RIGHT TO ANY NOTICE OTHER THAN THAT PROVIDED FOR SPECIFICALLY BY STATUTE, OR TO ANY JUDICIAL HEARING PRIOR TO SUCH SALE OR OTHER EXERCISE OF RIGHTS.

Upon the occurrence of an Event of Default, Lender may, without notice unless required by law, and at its option, declare the entire Indebtedness due and payable, as it may elect, regardless of the date or dates of maturity thereof and, if permitted by state law, is authorized and empowered to cause the Property to be sold at public auction, and to execute and deliver to the purchaser or purchasers at such sale any deeds of conveyance good and sufficient at law, pursuant to the statute in such case made and provided, and out of the proceeds of the sale to retain the sums then due hereunder and all costs and charges of the sale, including attorneys' fees, rendering any surplus to the party or parties entitled to it. If Lender chooses to invoke the power of sale, Lender or Trustee will provide notice of sale pursuant to applicable law. Any such sale or a sale made pursuant to a judgment or a decree for the foreclosure hereof may, at the option of Lender, be made en masse. The commencement of proceedings to foreclose this Security Instrument in any manner authorized by law shall be deemed as exercise of the above option.

Trustee shall deliver to the purchaser Trustee's deed conveying the Property without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all expenses of the sale, including, but not limited to, Trustee's fees of 0.000% of the gross sale price; (b) to all sums secured by this Security Instrument; and (c) any excess to the person or persons legally entitled to it. The interest rate set forth in the Note shall apply whether before or after any judgment on the in Indebtedness evidenced by the Note.

Upon the occurrence of an Event of Default, Lender shall immediately be entitled to make application for and obtain the appointment of a receiver for the Property and of the earnings, income, issue and profits of it, with the powers as the court making the appointments confers. Grantor hereby irrevocably consents to such appointment and waives notice of any application therefor.

NO WAIVER. No delay or failure of Lender to exercise any right, remedy, power or privilege hereunder shall affect that right, remedy, power or privilege nor shall any single or partial exercise thereof preclude the exercise of any right, remedy, power or privilege. No Lender delay or failure to demand strict adherence to the terms of this Security Instrument shall be deemed to constitute a course of conduct inconsistent with Lender's right at any time, before or after an event of default, to demand strict adherence to the terms of this Security Instrument and the Related Documents.

SUBSTITUTE TRUSTEE. Lender may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Security Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon Trustee herein and by applicable law.

JOINT AND SEVERAL LIABILITY. If this Security Instrument should be signed by more than one person, all persons executing this Security Instrument agree that they shall be jointly and severally bound, where permitted by law.

SURVIVAL. Lender's rights in this Security Instrument will continue in its successors and assigns. This Security Instrument is binding on all heirs, executors, administrators, assigns and successors of Grantor.

NOTICES AND WAIVER OF NOTICE. Unless otherwise required by applicable law, any notice or demand given by Lender to any party is considered effective: (i) when it is deposited in the United States Mail with the appropriate postage; (ii) when it is sent via electronic mail; (iii) when it is sent via facsimile; (iv) when it is deposited with a nationally recognized overnight courier service; (v) on the day of personal delivery; or (vi) any other commercially reasonable means. Any such notice shall be addressed to the party given at the beginning of this Security Instrument unless an alternative address has been provided to Lender in writing. To the extent permitted by law, Grantor waives notice of Lender's acceptance of this Security Instrument, defenses based on suretyship, any defense arising from any election by Lender under the United States Bankruptcy Code, Uniform Commercial Code, as enacted in the state where Lender is located or other applicable law or in equity, demand, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other notice.

TO THE EXTENT PERMITTED BY LAW, GRANTOR WAIVES ANY RIGHT TO NOTICE, OTHER THAN THE NOTICE PROVIDED ABOVE, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO LENDER EXERCISING ITS RIGHTS UNDER THIS SECURITY INSTRUMENT.

WAIVER OF APPRAISEMENT RIGHTS. Grantor waives all appraisement rights relating to the Property to the extent permitted by law.

LENDER'S EXPENSES. Grantor agrees to pay all expenses incurred by Lender in connection with enforcement of its rights under the Indebtedness, this Security Instrument or in the event Lender is made party to any litigation because of the existence of the Indebtedness or this Security Instrument, as well as court costs, collection charges and reasonable attorneys' fees and disbursements.

ASSIGNABILITY. Lender may assign or otherwise transfer this Security Instrument or any of Lender's rights under this Security Instrument without notice to Grantor. Grantor may not assign this Security Instrument or any part of the Security Instrument without the express written consent of Lender.

GOVERNING LAW. This Security Instrument will be governed by the laws of the State of North Carolina including all proceedings arising from this Security Instrument.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Security Instrument is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of the Security Instrument without invalidating the remainder of either the affected provision or this Security Instrument.

WAIVER OF JURY TRIAL. All parties to this Security Instrument hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Security Instrument or any other instrument, document or agreement executed or delivered in connection with this Security Instrument or the Related Documents.

UNIFORM COMMERCIAL CODE (U.C.C.) Grantor grants to Lender a security interest in all goods that Grantor owns now or in the future and that are or will become fixtures related to the Property. Grantor agrees that this Security Instrument shall suffice as a financing statement and may therefore be filed of record as a financing statement for the purposes of Article 9 of the Uniform Commercial Code. Grantor authorizes Lender to file any financing statements required under the Uniform Commercial Code.

UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Security Instrument is intended to be both a real property mortgage and a security agreement within the meaning of the Uniform Commercial Code as adopted in the state where the Property is located and includes both real and personal property and all other rights and interests for any of the items specified above, whether tangible or intangible in nature, of Grantor in the Property. Grantor, by executing and delivering this Security Instrument hereby grants Lender a security interest in the Property as security for the Indebtedness, to the full extent that the Property may be subject to the Uniform Commercial Code. Grantor agrees that Lender may file this Security Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Security Instrument shall be sufficient as a financing statement. In addition, Grantor agrees to execute and deliver to Lender upon Lender's request any financing statements that Lender may require to perfect a security interest with respect to said items. Grantor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may require. Without the prior written consent of Lender, Grantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in such items, including replacements and additions thereto. Upon any Event of Default under this Security Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in this Security Instrument. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies in this Security Instrument to the extent permitted by law.

ORAL AGREEMENTS DISCLAIMER. This Security Instrument represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

ADDITIONAL PROVISIONS. See Attached "Addendum to Commercial Real Estate Deed of Trust" dated October 11, 2019

By signing this Security Instrument, each Grantor acknowledges that all provisions have been read and understood.

SMITH-CAROLINA CORPORATION

10/11/19

By: ASHLEY B SMITH　　　　Date

Its: President/CEO

BUSINESS ACKNOWLEDGMENT

STATE OF　VIRGINIA)

)

CITY OF　Harrisonburg)

This instrument was acknowledged on the 11th Day of October 2019, by ASHLEY B SMITH, President/CEO on behalf of SMITH-CAROLINA CORPORATION, a North Carolina Corporation, who personally appeared before me. In witness whereof, I hereunto set my hand and, if applicable, official seal.

My commission expires: July 31, 2023　　Cheryl A Payne

Identification Number 232327

(Official Seal)

CHERYL A. PAYNE
NOTARY PUBLIC
Commonwealth of Virginia
Reg. #232327

ADDENDUM TO COMMERCIAL REAL ESTATE DEED OF TRUST

THIS ADDENDUM TO COMMERCIAL REAL ESTATE DEED OF TRUST (this "Addendum") dated October 11, 2019 by and between **SMITH-CAROLINA CORPORATION**, a North Carolina corporation ("Grantor"), for the benefit of **SUMMIT COMMUNITY BANK, INC.** ("Beneficiary").

W I T N E S S E T H:

A. Contemporaneously herewith, Grantor has executed that certain Commercial Real Estate Deed of Trust among Grantor, Beneficiary and Dennis L. Snyder or Garth Kunkle, as Trustee (the "Deed of Trust"). Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Deed of Trust.

B. As a condition to the execution and delivery of the Deed of Trust, Grantor and Beneficiary desire to amend certain terms and conditions of the Deed of Trust as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. This Addendum is attached to the Deed of Trust, and is hereby incorporated in and made a part of the Deed of Trust.

2. CenterState Bank of Florida N.A. d/b/a ARC Fixed Rate Provider (including its successors and assigns) ("Fixed Rate Provider"), is an additional secured party under this Deed of Trust. Any of the terms "Lender" or "Beneficiary" or other term intended to reference the entity benefiting from the security interest or lien created under the Deed of Trust to secure Borrower's/Grantor's obligations is deemed to include Beneficiary and Fixed Rate Provider. The term "Note" or other terms intended to reference Smith-Carolina Corporation's and Smith-Midland Corporation's obligations secured under the Deed of Trust is deemed to include obligations owed by Smith-Carolina Corporation and Smith-Midland Corporation (hereinafter "Borrower") to Fixed Rate Provider under the Rate Conversion Agreement between Fixed Rate Provider and Borrower/Grantor, dated as of the date hereof (such agreement, as the same may be amended or modified, the "Rate Conversion Agreement"). Without limiting the generality of the foregoing, this Deed of Trust secures the indebtedness evidenced by, and the performance of Borrower's obligations under, the Rate Conversion Agreement.

3. As used in this Addendum and the Deed of Trust, "Loan" means the indebtedness evidenced by the Note, and "Loan Agreement" of event date herewith between Beneficiary and Borrower, Corporations.

4. Beneficiary and Fixed Rate Provider have previously entered into a Master Servicing Agreement specifying, among other things, circumstances under which Fixed Rate Provider may take over Beneficiary's rights under the Loan, Loan Agreement or Note and with respect to collateral for Borrower's/Grantor's obligations thereunder and under the Rate

Conversion Agreement. Until Borrower's/Grantor's receipt of written notice from Fixed Rate Provider, Beneficiary will be entitled to exercise all rights of Beneficiary and Fixed Rate Provider hereunder and all rights of Beneficiary under the Loan, Loan Agreement or Note. Upon and after written notice from Fixed Rate Provider to Borrower/Grantor that Fixed Rate Provider is entitled to act with respect to the Loan, Loan Agreement or Note and the property pledged hereunder, (i) Fixed Rate Provider will be entitled to exercise all rights of Beneficiary and Fixed Rate Provider hereunder and all rights of Lender under the Loan, Loan Agreement or Note and (ii) Borrower/Grantor will comply with instructions, notices and other communications solely from Fixed Rate Provider with respect to rights of Beneficiary and Fixed Rate Provider hereunder and rights of Lender under the Loan, Loan Agreement or Note. The relative rights and priorities as between Fixed Rate Provider and Beneficiary with respect to the rights referred to in this paragraph will be governed by the Master Servicing Agreement.

5. As additional security for Borrower's/Grantor's obligations to Beneficiary secured hereunder, Borrower/Grantor pledges to Lender and grants Lender a first priority lien and security interest in any Early Unwind Amount (as defined in the Rate Conversion Agreement) owed to Borrower/Grantor under the Rate Conversion Agreement. In the event of a default by Borrower/Grantor under the Loan, Loan Agreement or Note that has not been cured prior to the expiration of any applicable cure period provided in the Deed of Trust or any of the Related Documents, Borrower/Grantor assigns to Beneficiary payment of any such Early Unwind Amount. Upon written notice from Beneficiary to Fixed Rate Provider that an uncured default has occurred under the Loan, Loan Agreement or Note, Fixed Rate Provider will be authorized to pay such Early Unwind Amount to Lender without liability to Borrower/Grantor. Any dispute on Borrower's/Grantor's part regarding the appropriateness of Lender's notice of default or Fixed Rate Provider's payment of the Early Unwind Amount to Lender will be addressed by Borrower/Grantor to Lender, and Borrower/Grantor will not seek legal or other recourse or remedy from or with respect to Fixed Rate Provider.

6. Remedies on Default: The proceeds of the Sale shall after the Trustee retains his commission, together with reasonable attorneys fees incurred by the Trustee in such proceedings, be applied to the costs of sale, including, but not limited to, costs of collection, taxes, assessments, costs of recording, service fees and incidental expenditures, the amount due on the Note hereby secured and advancements and other sums expended by the Beneficiary according to the provisions hereof and otherwise as required by the then existing law relating to foreclosures. The Trustee's commission shall be five percent (5%) of the gross proceeds of the sale or the minimum sum of **$1000.00** whichever is greater, for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by Trustee, including reasonable attorneys fees, and a partial commission computed on five per cent (5%) of the outstanding indebtedness or the above stated minimum sum, whichever is greater, in accordance with the following schedule, to-wit: one-fourth (¼) thereof before the Trustee issues a notice of hearing on the right to foreclosure; one-half (½) thereof after issuance of said notice, three-fourths (¾) thereof after such hearing; and the greater of the full commission or minimum sum after the initial sale.

7. To the extent any of the terms and conditions of this Addendum conflict with the Deed of Trust, the terms and conditions of this Addendum shall control.

8. This Addendum shall be governed by the laws of the State of North Carolina.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives as of the date first set forth above.

SUMMIT COMMUNITY BANK, INC.

By: Dennis L Snyder

Name: Dennis L. Snyder

Its: Market President

COMMONWEALTH OF VIRGINIA

~~COUNTY~~ City OF Harrisonburg to-wit:

The foregoing instrument was acknowledged before me this 11 day of October, 2019, by Dennis L. Snyder, the Market President of **SUMMIT COMMUNITY BANK, INC.**, a West Virginia banking corporation, for and on behalf of said corporation.

My commission expires: July 31 2023

Cheryl A Payne

Notary Public

[SEAL]

CHERYL A. PAYNE
NOTARY PUBLIC
Commonwealth of Virginia
Reg. #232327

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives as of the date first set forth above.

Smith-Carolina Corporation

By: Ashley B. Smith

Name: Ashley B. Smith
Its: President/CEO

COMMONWEALTH OF VIRGINIA
~~COUNTY~~ City OF Harrisonburg, to-wit:

The foregoing instrument was acknowledged before me this 11 day of October, 2019, by Ashley B. Smith, the President/CEO of **SMITH-CAROLINA CORPORATION**, a North Carolina corporation, for and on behalf of said company.

My commission expires: July 31 2023

Cheryl A Payne
Notary Public

[SEAL]

CHERYL A. PAYNE
NOTARY PUBLIC
Commonwealth of Virginia
Reg. #232327

EXHIBIT A

TRACT ONE:

BEING all of Parcel A containing 45.483 acres as per Plat of Survey for Johnston Family Real Estate LLC No. 1 dated March 16, 2017 by C.E. Robertson & Associates, P.C. recorded in Map Book 78, Page 75, Rockingham County Registry.

TRACT TWO:

BEGINNING at an existing ¾ inch iron pipe marking the Southwest corner of David H Griffin Sr (DB 1276, page 982) and being located South 11 deg 14 min 57 sec West from the Southwest corner of Parcel 8 of Plat Book 78, Page 75 of the Rockingham County Registry; thence, from said beginning point North 11 deg 14 min 57 sec to an iron stake; thence, South 61 deg 48 min 00 sec East 22.73 feet to an iron stake, said iron stake being in the Southern property line of Griffin; thence, North 87 deg 34 sec 37 West 22.00 feet to a ¾ inch existing iron stake, said stake being the point and place of beginning and containing 108.7 square feet, as per plat of survey for Johnston Family Real Estate LLC No 1, dated March 16, 2007 and revised October 2, 2018, by CE Robertson & Associates, PC and referred hereto for a more accurate description. (BLF 19-7333)